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                                                                   EXHIBIT 10.18

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[LOGO OF GREYROCK BUSINESS CREDIT APPEARS HERE]

                          LETTER OF CREDIT AGREEMENT

BORROWER(S):   INTERPLAY PRODUCTIONS
               INTERPLAY OEM, INC.

ADDRESS:       16815 VON KARMAN AVE.
               IRVINE, CA  92606

DATE:          SEPTEMBER 10, 1997

THIS LETTER OF CREDIT AGREEMENT ("Agreement"), dated the above date, is entered into between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC") and the borrower named above ("Borrower"), in connection with the Loan and Security Agreement ("Loan Agreement") between GBC and Borrower dated JUNE 16, 1997. This Agreement is an integral part of the Loan Agreement, and all of the terms and provisions of the Loan Agreement are incorporated herein by this reference. (Capitalized terms used in this Agreement, which are not defined in this Agreement, shall have the meanings set forth in the Loan Agreement. This Agreement, the Loan Agreement and all other present and future documents instruments and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents.")

     1.  LETTERS OF CREDIT.

          1.1  LCS.  In order to assist Borrower in establishing or opening a
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documentary Letter of Credit (the "LC" or "LCs") with a bank, trust company or other issuer ("Bank") in the amount of $5,858,568, to cover the purchase of goods by Borrower, Borrower has requested that GBC join in the application for the LC, and/or provide guarantees of, and/or indemnities with respect to, payment or performance of the LC and/or any drafts or acceptances thereunder and/or Borrower's obligations in connection therewith (collectively,
"Guarantees").   The amount, extent, terms and conditions of the LC and any drafts or acceptance relating thereto and all matters and transactions relating thereto, shall in all respects be subject to approval by GBC in its sole discretion and shall be subject to change, modification and revision by GBC at any time and from time to time, in its sole discretion.

          1.2  CONDITIONS.  Without limiting any of the terms of the Loan
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Agreement or other Loan Documents, and without limiting the fact that the issuance of Guarantees by GBC is a matter of its sole discretion, the issuance of Guarantees by GBC shall be subject to the following conditions:

          (a) No Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default shall have occurred and be continuing.

          (b) No Guarantees shall be issued after September 11, 1997.

          (c) The LC shall have an expiration date of no later than November 15, 1997.

          1.3  COLLATERAL LCS.  Borrower represents and warrants that the goods
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being purchased with the LC are being simultaneously sold, and Borrower has received from its customers duly issued letters of credit in the aggregate amount of not less than $_____________ as to which Borrower is the beneficiary (the "Collateral LCs"), representing the proceeds of sale of such goods. All Collateral LCs shall, in all respects by in form and substance satisfactory to GBC in its sole discretion

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     GREYROCK BUSINESS CREDIT                      LETTER OF CREDIT AGREEMENT
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and shall be issued by banks satisfactory to GBC in its sole discretion.
Borrower acknowledges and agrees that GBC has a perfected security interest in all of the Collateral LCs under the Loan Agreement.

          1.3  PAYMENT ON COLLATERAL LCS.  All proceeds of the Collateral LCs
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(the "Proceeds") shall be held in trust by Borrower for GBC and shall be delivered by Borrower to GBC immediately on receipt and in the form received, to be held as additional collateral for all of the Obligations, including without limitation the obligations of the Borrower under this Agreement. GBC may comingle the Proceeds with GBC's other funds, and GBC shall not be required to pay interest on the Proceeds.

     2. LC LIMITS. The total amount of all LC Obligations and all outstanding "Loans" and other "Obligations" (as defined in the Loan Agreement) shall not at any time exceed the "Dollar Limit" specified in Section 1 of the Schedule to the Loan Agreement, and if for any reason they do, Borrower shall immediately pay the excess to GBC to be applied to the Obligations in such order and manner as GBC shall determine in its sole discretion.

     3. GENERAL. Without limiting any of the other provisions of this Agreement, this Agreement is subject to all of the General LC Provisions attached hereto and incorporated herein by this reference, and to the General Provisions of Section 9 of the Loan Agreement, as well as all other provisions of the Loan Agreement, all of which are hereby incorporated herein by this reference.

     4. MUTUAL WAIVER OF JURY TRIAL. BORROWER AND GBC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Borrower:                                GBC:
 INTERPLAY PRODUCTIONS                   GREYROCK BUSINESS CREDIT,
                                         a Division of NationsCredit
                                         Commercial Corporation
 By /s/ Steven Camps
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    President or Vice President
                                         By /s/ Lisa Nagano
                                           -----------------------------
                                         Title VP
                                              --------------------------
Borrower:
 INTERPLAY OEM, INC.


 By /s/ Steven Camps
   ---------------------------------
   Secretary/CFO

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                             GENERAL LC PROVISIONS

Attached to and forming a part of the Letter of Credit Agreement between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC") and Interplay Productions and Interplay OEM, Inc. (jointly and severally, "Borrower").

  1. INDEMNITY. Borrower unconditionally agrees to indemnify, defend and hold GBC harmless from any and all indebtedness, liabilities, obligations, losses and claims, of every sort whatsoever, however arising, whether present or future, fixed or contingent, due or to become due, paid or incurred, arising, incurred in connection with, or relating to, any LCs, applications for LCs, Guarantees, drafts or acceptances thereunder or LC Collateral (as defined below), including without limitation (i) any and all losses and claims due to any action or omission by any Bank, any errors or omissions of GBC or any Bank, or otherwise,
(ii) all amounts due or which may become due under LCs, or any drafts or acceptances thereunder, (iii) all liabilities and obligations under any steamship or airway guarantees or releases or any Guarantees, (iv) all amounts charged or chargeable to Borrower or to GBC by any Bank, any other financial institution or any correspondent bank which opens, issues or is involved with the LCs, (v) all other bank charges, and (vi) all fees, commissions, duties, taxes, costs of insurance, and all such other charges and expenses which may pertain either directly or indirectly to any LC, draft, acceptance, or Guarantee or to the goods or documents relating thereto. Borrower's obligation to indemnify GBC under this Agreement and Borrower's other obligations under this Agreement are referred to herein as the "LC Obligations" (which shall include, without limitaion, the aggregate face amounts of all LCs and Guarantees). Borrower's LC Obligations shall not be modified or diminished for any reason or in any manner whatsoever, shall be included in the "Obligations" (as defined in the Loan Agreement), and shall survive termination of the Loan Agreement and any other Loan Document. Without limiting the generality of the foregoing, Borrower agrees that any charges made to GBC by any Bank for Borrower's account or relating to any LC shall be conclusive on Borrower and may be charged to any of Borrower's Loan accounts with GBC. GBC shall have the right, at any time and without notice to Borrower, to charge any of Borrower's Loan accounts with GBC with the amount of any and all sums due from Borrower to GBC under this Agreement, and the same shall constitute Loans for all purposes of the Loan Documents and shall bear interest at the rate provided in the Loan Agreement. All sums payable by Borrower to GBC under this Agreement shall be paid solely in United States dollars.

  3. SECURITY. Without limiting the security interests granted in the Loan Documents, Borrower hereby grants GBC a security interest in the following (the "LC Collateral"), whether now owned or hereafter acquired by Borrower, wherever located, whether in transit or not, to secure all of the Obligations: all bills of lading, shipping documents, documents of title, chattel paper, invoices, cash, checks, drafts, notes, documents, warehouse, shipping and dock receipts, and other title, payment, or other instruments, and instruments, whether negotiable or not, relating to any LC, and all goods and inventory relating thereto in all stages of manufacture, process or production, and all cash and non-cash proceeds and insurance proceeds thereof of whatever sort and however arising. All references in the Loan Agreement to "Collateral" shall, for all purposes, include without limitation the LC Collateral, and all terms and provisions of the Loan Agreement applicable to Collateral shall also apply to the LC Collateral.

  4. NON-RESPONSIBILITY. GBC shall not be responsible for: the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the LCs or documents; any deviation from instructions, delay, default, or fraud by the shipper and/or anyone else in connection with the LC Collateral or the shipping thereof; or any breach of contract between the
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GREYROCK BUSINESS CREDIT                             LETTER OF CREDIT AGREEMENT
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shipper or vendors and Borrower. Furthermore, without being limited by the foregoing, GBC shall not be responsible for any act or omission with respect to or in connection with any LC Collateral.

  5. GBC'S AUTHORITY. Borrower agrees that any action taken by GBC, if taken in good faith, or any action taken by any Bank, under or in connection with the LCs, the Guarantees, the drafts or acceptances, or the LC Collateral, shall be binding on Borrower and shall not result in any liability of GBC to Borrower. In furtherance thereof, GBC shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all applications for steamship or airway guarantees, indemnities or delivery orders; to grant any extensions of the maturity of, time or payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, LCs, drafts or acceptances; all in GBC's sole name, and the Bank shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from GBC, all without any notice to or any consent from Borrower.

  6. GBC'S RIGHTS. Any rights, remedies, duties or obligations granted or undertaken by Borrower to any Bank in any application for LCs, or any standing agreement relating to LCs or otherwise, shall be deemed to have been granted to GBC and apply in all respects to GBC and shall be in addition to any rights, remedies, duties or obligations contained herein. Borrower hereby agrees that prior to the payment of all Obligations to GBC, GBC may be deemed to be the absolute owner of, with unqualified rights to possession and disposition of, all LC Collateral, all of which may be held by GBC as security as herein provided. Should possession of any LC Collateral be transferred to Borrower, said LC Collateral shall continue to serve as security as herein provided, and any goods or inventory covered hereby may be sold, transferred or disposed of only as permitted by the Loan Documents.

  7. NEGATIVE COVENANTS. Without GBC's prior written approval, Borrower agrees not to clear or resolve any questions of non-compliance of documents; not to give any instructions as to acceptance or rejection of any documents or goods; not to execute any applications for steamship or airway guarantees, indemnities or delivery orders; not to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; and not to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the appli cations, LCs, drafts or acceptances.

  8. AFFIRMATIVE COVENANTS. Borrower shall cause: all necessary import, export or other licenses or certificates for the import or handling of the LC Collateral to be promptly procured; all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the LC Collateral, or the financing thereof to be promptly and fully complied with; and any certificates in that regard that GBC may at any time request to be promptly furnished. In this connection, Borrower warrants and represents to GBC that all shipments made under the LCs are and shall be in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and shall not be prohibited by any such laws or regulations. Borrower assumes all risk, liability and responsibility for, and agrees to pay and discharge, all present and future local, state, federal or foreign taxes, duties, and levies. Any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely Borrower's risk, liability and responsibility.

  9. TERMINATION. Without limiting any of the terms of the Loan Agreement, on the effective date of termination of the Loan Agreement, in addition to paying and performing in full all other Obligations, Borrower shall provide cash collateral to GBC in an amount equal to 110% of the amount of all LC Obligations, to secure all of the Obligations, and Borrower shall execute and deliver to GBC a pledge agreement with respect thereto on GBC's standard form. (If the Loan Agreement provides for a lesser amount of cash collateral, this Agreement shall control..)

  10. DEFAULT. On any failure to pay or perform any Obligation when due, or the occurrence of any other "Event of Default" (as defined in the Loan Agreement), GBC shall have all of the rights and remedies set forth in the Loan Documents and which it otherwise has under applicable law, and without

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limiting the generality of the foregoing, GBC shall have the right to require
Borrower to deposit cash collateral with GBC in an amount equal to 110% of the amount of all LC Obligations, to secure all of the Obligations, and Borrower shall execute and deliver to GBC a pledge agreement with respect thereto on GBC's standard form.

  11. POWER OF ATTORNEY. Without limiting the terms of any of the Loan Documents, Borrower hereby appoints each employee, attorney or agent of GBC as Borrower's attorney-in-fact, with full power and authority in each of them, at GBC's option, but without obligation, with or without notice to Borrower, in connection with any LC and any purchase agreement or other document or agreement entered into, or goods delivered, in connection therewith, at Borrower's expense, to do any or all of the following in Borrower's name or otherwise: (i) to sign or endorse all warehouse, shipping, dock or other receipts, letters of credit, notes, acceptances, checks, drafts, money orders and all other evidence of indebtedness, and all financing statements, invoices, trust receipts, bills of lading and other title documents; (ii) to complete any transaction in connection with, arising out of, or which is the subject of any LC or Guarantee, to obtain, execute and deliver all necessary or proper documents in connection therewith and to collect the proceeds thereof; (iii) upon any Event of Default under the Loan Agreement, or this Agreement, to cancel, rescind, terminate, modify, amend, or adjust, in any other way, in whole or in part, any transaction in connection with, arising out of, or which is the subject of any LC or Guarantee; and (iv) to do any and all other acts and things which may be necessary or appropriate in connection with this Agreement or any LC, or any transaction relating thereto, or to enable GBC to obtain payment of any Obligations. The power of attorney granted hereunder is coupled with an interest and shall be irrevocable until all Obligations have been paid in full.

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